EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS FOURTH QUARTER AND FULL-YEAR 2014 RESULTS
~Revenue up 29%, EBITDAS up 21%; Provides 2015 Revenue Guidance Range of $470M to $505M
and Adjusted Earnings Per Share Range of $1.38 to $1.49~

SAINT LOUIS (March 5, 2014) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter and year ended December 31, 2014.

Financial Highlights

For the quarter ended December 31, 2014:
·	Revenue increased 29% to $125.8 million from $97.5 million for the fourth quarter 2013;
·	Services revenue increased 16% to $99.9 million from $86.0 million for the fourth quarter 2013;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.36 from $0.30 for the fourth quarter 2013;

·	Earnings per share results on a fully diluted basis increased to $0.19 from $0.17 for the fourth quarter 2013;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $19.0 million from $15.7 million for the fourth quarter 2013;
·	Net income increased 16% to $6.4 million from $5.5 million for the fourth quarter 2013; and
·	Perficient repurchased 351,000 shares of its common stock at a cost of $6.0 million.

For the year ended December 31, 2014:
·	Revenue increased 22% to $456.7 million from $373.3 million for 2013;
·	Services revenue increased 18% to $386.7 million from $326.6 million for 2013;
·	Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $1.30 from $1.11 for 2013;
·	Earnings per share results on a fully diluted basis increased to $0.70 from $0.67 for 2013;
·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $72.5 million from $56.6 million for 2013;
·	Net income increased 8% to $23.2 million from $21.4 million for 2013; and
·	Perficient repurchased 807,000 shares of its common stock at a cost of $14.3 million.

"The fourth quarter capped another year of solid revenue and earnings growth at Perficient," said Jeffrey Davis, chief executive officer and president. "The methodical pursuit of our vision to be one of the world's leading consulting firms is rooted in a passion for helping the world's leading enterprises innovate and achieve. Our consistent and dependable growth results from a focused fiscal discipline and a commitment to growing our business for clients, employees, and shareholders."

"Strong software results, coupled with 40% services gross margin excluding stock compensation, drove top and bottom line results that exceeded our expectations during the quarter" said Paul Martin, chief financial officer. "We're well-positioned in 2015 to continue to take market share, and grow revenue and earnings."

Other Highlights
Among other recent achievements, Perficient:

·
Completed the acquisition of Zeon Solutions, Inc. and its subsidiary, Grand River Interactive LLC, which enhances and expands Perficient's e-commerce, content management, product information management, mobile and digital marketing services and solution expertise;

·
Expanded our service commitment to Partners In Health, a Boston-based nonprofit that delivers high-quality healthcare and serves impoverished communities around the world, from Haiti to Rwanda to Siberia;

·
Received the prestigious IBM Beacon Award for Outstanding Information Management Solution, a top honor awarded to those elite IBM Business Partners who have delivered exceptional solutions that drive business value and transform the way clients and industries do business; and

·
Added new customer relationships and follow-on projects with leading companies including Archer Daniels Midland, Cheniere Energy, Federated Co-operatives Limited, FordDirect, H&R Block, Kaiser Permanente, KLX, Kodak, NRG, PepsiCo, Sears Canada, the University of Houston, and Volkswagen Group of America

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its first quarter 2015 services and software revenue, including reimbursed expenses, to be in the range of $107.0 million to $116.5 million, comprised of $102.0 million to $107.5 million of revenue from services including reimbursed expenses and $5.0 million to $9.0 million of revenue from sales of software. The midpoint of first quarter 2015 services revenue guidance represents growth of 18% over first quarter 2014 services revenue.

The company is issuing a full year 2015 revenue guidance range of $470 million to $505 million and a 2015 adjusted earnings per share guidance range of $1.38 to $1.49.

Conference Call Details
Perficient will host a conference call regarding fourth quarter and full-year 2014 financial results March 5 at 10 a.m. Eastern.

WHAT: Perficient Reports Fourth Quarter and Full-Year 2014 Results
WHEN: Thursday, March 5, 2015, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 877-280-4960 (U.S. and Canada); 857-244-7317 (International)
PARTICIPANT PASSCODE: 70078770
REPLAY TIMES: Thursday, March 5, 2015, at 2 p.m. Eastern, through Thursday, March 12, 2015
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 79036253

About Perficient
Perficient is a leading information technology and management consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient serves clients from a network of offices across North America and global locations in India and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness; strengthen relationships with customers, suppliers and partners; and reduce information technology costs. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000®index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner; a Microsoft National Service Provider and Gold Certified Partner; an Oracle Platinum Partner; and a Platinum Salesforce.com Cloud Alliance Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2014. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2013 and the Form 10-Q for the period ended June 30, 2014:

(1) the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2) the impact of the general economy and economic uncertainty on our business;
(3) risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors; and
i)	the recent implementation of our new Enterprise Resource Planning system;
(4) legal liabilities, including intellectual property protection and infringement or personally identifiable information;
(5) risks associated with managing growth organically and through acquisitions; and
(6) the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013

Revenues
Services	$99,888	$86,040	$386,668	$326,589
Software and hardware	21,668	7,055	52,776	30,224
Reimbursable expenses	4,286	4,370	17,248	16,512
Total revenues	125,842	97,465	456,692	373,325

Cost of revenues
Project personnel costs	59,237	52,026	235,151	199,664
Software and hardware costs	19,902	6,177	47,235	26,648
Reimbursable expenses	4,286	4,370	17,248	16,512
Other project related expenses	723	895	3,012	4,169
Stock compensation	1,203	873	4,711	3,233
Total cost of revenues	85,351	64,341	307,357	250,226

Gross margin	40,491	33,124	149,335	123,099

Selling, general and administrative	22,673	18,329	81,552	69,706
Stock compensation	2,174	2,019	8,650	7,895
	15,644	12,776	59,133	45,498

Depreciation	1,021	928	3,734	3,262
Amortization	3,942	2,224	14,453	7,974
Acquisition costs	951	854	3,446	2,297
Adjustment to fair value of contingent consideration	-	184	(1,463)	287
Income from operations	9,730	8,586	38,963	31,678

Net interest expense	(383)	(138)	(1,438)	(293)
Net other income (expense)	(84)	142	(5)	112
Income before income taxes	9,263	8,590	37,520	31,497
Provision for income taxes	2,839	3,077	14,357	10,065
Net income	$6,424	$5,513	$23,163	$21,432

Basic earnings per share	$0.20	$0.18	$0.73	$0.71
Diluted earnings per share	$0.19	$0.17	$0.70	$0.67

Shares used in computing basic earnings per share	32,383	30,314	31,698	30,294
Shares used in computing diluted earnings per share	33,403	32,155	33,158	31,808

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	December 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$10,935	$7,018
Accounts receivable, net	113,928	78,887
Prepaid expenses	2,476	2,569
Other current assets	4,679	6,759
Total current assets	132,018	95,233
Property and equipment, net	7,966	7,709
Goodwill	236,130	193,510
Intangible assets, net	46,105	25,487
Other non-current assets	3,823	3,810
Total assets	$426,042	$325,749

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,035	$7,667
Other current liabilities	33,028	30,298
Total current liabilities	55,063	37,965
Long-term debt	54,000	19,000
Other non-current liabilities	12,251	9,294
Total liabilities	121,314	66,259

Stockholders' equity:
Common stock	43	41
Additional paid-in capital	334,645	297,997
Accumulated other comprehensive loss	(651)	(378)
Treasury stock	(95,353)	(81,051)
Retained earnings	66,044	42,881
Total stockholders' equity	304,728	259,490
Total liabilities and stockholders' equity	$426,042	$325,749

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to acquisitions which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes this item for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because it is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
GAAP Net Income	$6,424	$5,513	$23,163	$21,432
Additions:
Provision for income taxes	2,839	3,077	14,357	10,065
Amortization	3,942	2,224	14,453	7,974
Acquisition costs	951	854	3,446	2,297
Adjustment to fair value of contingent consideration	-	184	(1,463)	287
Stock compensation	3,377	2,892	13,361	11,128
Adjusted Net Income Before Tax	17,533	14,744	67,317	53,183
Adjusted income tax (1)	5,558	5,205	24,326	17,923
Adjusted Net Income	$11,975	$9,539	$42,991	$35,260

GAAP Earnings Per Share (diluted)	$0.19	$0.17	$0.70	$0.67
Adjusted Earnings Per Share (diluted)	$0.36	$0.30	$1.30	$1.11
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	33,403	32,155	33,158	31,808

(1) The estimated adjusted effective tax rate of 31.7% and 35.3% for the three months ended December 31, 2014 and 2013, respectively, and 36.1% and 33.7% for the year ended  December 31, 2014 and 2013, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
GAAP Net Income	$6,424	$5,513	$23,163	$21,432
Additions:
Provision for income taxes	2,839	3,077	14,357	10,065
Net interest expense	383	138	1,438	293
Net other expense (income)	84	(142)	5	(112)
Depreciation	1,021	928	3,734	3,262
Amortization	3,942	2,224	14,453	7,974
Acquisition costs	951	854	3,446	2,297
Adjustment to fair value of contingent consideration	-	184	(1,463)	287
Stock compensation	3,377	2,892	13,361	11,128
EBITDAS (1)	$19,021	$15,668	$72,494	$56,626

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.